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                              EXHIBIT (21)(a)
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                                       EXHIBIT 21(a)

                  SUBSIDIARIES OF CMS ENERGY CORPORATION
                           at December 31, 1993


                                      Percent Voting
                                       Stock Owned
                                      by CMS Energy      Incorporated
                                      -------------      ------------

Consumers Power Company ("CPCo")            98             Michigan

    ES Services Company                     0              Michigan
    (100* Owned by CPCo)

    Huron Hydrocarbons, Inc.                0              Michigan
    (100% Owned  by CPCo)

    Michigan Gas Storage Company            0              Michigan
    (100% Owned by CPCo)

    Midland Group, Ltd. ("Midland Group")   0              Michigan
    (100% Owned by CPCo)

        CMS Midland Holdings Company        0              Michigan
        (100% Owned by Midland Group)

        CMS Midland, Inc.                   0              Michigan
        (100% Owned by Midland Group)

        MEC Development Corp.               0              Michigan
        (100% Owned by Midland Group)

    Sheridan Leasing Corporation            0              Delaware
    (100% Owned by CPCo)

CMS Enterprises Company ("Enterprises")     100            Michigan

    CMS Engineering Co.                     0              Michigan
    (100% Owned by Enterprises)

    CMS Generation Co. ("Generation")       0              Michigan
    (100% Owned by Enterprises)

        CMS Generation Altoona Company      0              Michigan
        (100% Owned by Generation)

        CMS Generation Cadillac Company     0              Michigan
        (100% Owned by Generation)

        CMS Generation Cadillac Holdings    0              Michigan
        Company (100% Owned by Generation)

        CMS Generation Filer City, Inc.     0              Michigan
        (100% Owned by Generation)

        CMS Generation Filer City           0              Michigan
        Operating Company
        (100% Owned by Generation)

        CMS Generation Genesee Company      0              Michigan
        (100% Owned by Generation

        CMS Generation GP Company           0              Michigan
        (100% Owned by Generation)

        CMS Generation Grayling Company     0              Michigan
        (100% Owned by Generation)

        CMS Generation Grayling Holdings    0              Michigan
        Company (100% Owned by Generation)

        CMS Generation Holdings Company     0              Michigan
        (100% Owned by Generation)

        CMS Generation Honey Lake Company   0              Michigan
        (100% Owned by Generation)

        CMS Generation Mon Valley Company   0              Michigan
        (100% Owned by Generation)

        CMS Generation Operating Company    0              Michigan
        (100% Owned by Generation)

        CMS Generation Recycling Company    0              Michigan
        (100% Owned by Generation)

        CMS Midland II, Inc.                0              Michigan
        (100% Owned by Generation)

        CMS Oxford Development Company      0              Michigan
        (100% Owned by Generation)

        Oxford Tire Recycling of            0              Delaware
        Bloomfield, Inc.
        (100% Owned by Generation)

        Oxford Tire Recycling of            0              Delaware
        Massachusetts, Inc.
        (100% Owned by Generation)

        Oxford Tire Supply, Inc.            0              Delaware
        (100% Owned by Generation)

        Oxford Tire Recycling, Inc.         0              Delaware
        (100% Owned by Generation)

            Oxford Tire Recycling of        0              Delaware
            Northern California, Inc.
            (100% Owned by Generation)

            Oxford Tire Recycling of        0              Delaware
            Southern California, Inc.
            (100% Owned by Generation)

        CMS Resource Development Company    0              Michigan
        (100% Owned by Enterprises)

        CMS Utility Services, Inc.          0              Michigan
        ("Utility Services")

            CMS A/R Services, Inc.          0              Michigan
            (100% Owned by Utility Services)

        KJL Limited, Inc.                   0              Delaware
        (100% Owned by Enterprises)

    NOMECO Oil & Gas Co. ("NOMECO")         0              Michigan
    (100% Owned by Enterprises)

        NOMECO Columbia Oil company         0              Michigan
        (100% Owned by NOMECO)

        NOMECO Argentina LDC                0              Michigan
        (100% Owned by nomeco)

        NOMECO Ecuador Exploration, Inc.    0              Michigan
        (100% Owned By NOMECO)

        NOMECO PNG Oil Co.                  0              Michigan
        (100% Owned By NOMECO)

        NOMECO China Oil Co.                0              Michigan
        (100% Owned by NOMECO)

        NOMECO Exploration (Thailand)       0              Thailand
        Limited
        (100% Owned by NOMECO)

        NOMECO Australia Pty. Limited       0              Australia
        (100% Owned by NOMECO)

        NOMECO Ecuador Oil Company          0              Michigan
        (100% Owned by NOMECO)

        NOMECO Thailand Oil Company         0              Michigan
        (100% Owned by NOMECO)

        Alkek Pipeline Company              0              Michigan
        (100% Owned by NOMECO)

        NOMECO Pipeline Company             0              Michigan
        (100% Owned by NOMECO)

        NOMECO Holdings Ltd.                0            Caymen Islands
        (100% Owned by NOMECO)

        NOMECO International Ltd.           0              Michigan
        (100% Owned by NOMECO)

        NOMECO Equatorial Guinea Oil        0              Michigan
        & Gas Co.
        (100% Owned by NOMECO)

        NOMECO Oil Belorus, Inc.            0              Michigan
        (100% Owned by NOMECO)

    CMS Gas Transmission Company            0              Michigan
    ("Gas Transmission")
    (100% Owned by Enterprises)

        CMS Antrim Gas Company              0              Michigan
        (100% Owned by Gas Transmission)

        CMS Arkoma Pipeline Company         0              Michigan
        (100% Owned by Gas Transmission)

        CMS Jackson Pipeline Company        0              Michigan
        (100% Owned by Gas Transmission)

        CMS Saginaw Bay Company             0              Michigan
        (100% Owned by Gas Transmission)

        CMS Saginaw Bay Lateral Company     0              Michigan
        (100% Owned by Gas Transmission)

    CMS Gas Marketing Company               0              Michigan
    (100% Owned by Enterprises)

    Monarch Management Company              0              Michigan
    (100% Owned by Enterprises)

        CMS ENCOM, Inc.                     0              Michigan
        (100% Owned by Monarch)

    CMS Gas Storage Co.                     0              Michigan
    (100% Owned by Enterprises)

    CMS Capital Corp.                       100            Michigan

    CMS Arcadia Land Management Co.         100            Michigan

    CMS Land Company                        100            Michigan

    CMS Shoreside Resort Co.                100            Michigan

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